AMENDMENT NO. 4
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INTERNATIONAL MUTUAL FUNDS

          This Amendment No. 4 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the "Trust") amends, effective June 19, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class Y Shares;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2008.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1
                              TO AMENDMENT NO. 4 TO
                              AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INTERNATIONAL MUTUAL FUNDS

                                   "SCHEDULE A
                         AIM INTERNATIONAL MUTUAL FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
--------------------------------------   ---------------------------
AIM Asia Pacific Growth Fund             Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM European Growth Fund                 Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares
                                         Investor Class Shares

AIM Global Growth Fund                   Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM Global Small & Mid Cap Growth Fund   Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM International Core Equity Fund       Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares
                                         Investor Class Shares

AIM International Growth Fund            Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares"